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                                 Exhibit 10.2.3

                                   SCHEDULE A
                                       TO
                         EXECUTIVE EMPLOYMENT AGREEMENT
                                 BY AND BETWEEN
                             SYNTRO CORPORATION AND

                            _______________________



Offices at Syntro:        Assistant Vice President, Finance &
                          Administration; Chief Accounting Officer; Secretary

Offices at SyntroVet:     Vice President, Finance & Administration; Treasurer
                          and Secretary

Initial Annual Salary:    $81,600.00 reduced by 25% (to $61,200.00) for 25%
                          reduced hours per work week

No. of Business Days
  of Vacation Time Per
  Calendar Year:          20

Effective Date of
  Vacation Accrual:       January 1, 1995

Expiration Date of
  Agreement:              February 20, 1997

Executive's Facility:     Syntro Headquarters; Lenexa, KS


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